                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Supplement to Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           NAUTICA ENTERPRISES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                      LOGO

                              40 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                             ---------------------
                      SECOND SUPPLEMENT TO PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------
                           NOTICE OF NEW MEETING DATE

                                 JULY 21, 2003

     The following information supplements and amends the Proxy Statement, dated June 6, 2003 (the "Proxy Statement"), of Nautica Enterprises, Inc. (the "Company") furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of the Company for use at the 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting"), which was originally scheduled to be held on Tuesday, July 8, 2003. As previously announced, the Annual Meeting has been rescheduled. This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to stockholders of the Company on or about July 10, 2003.

     Only holders of record of shares of common stock of the Company at the close of business on May 29, 2003 are entitled to receive notice of and to vote at the 2003 Annual Meeting.

     Please note that the matters to be voted upon are the same as those first presented in the Proxy Statement.

MEETING INFORMATION

     The 2003 Annual Meeting will now be held on Monday, July 21, 2003 at 10:00 a.m. local time at the offices of the Company at 40 West 57th Street, 8th Floor, New York, New York 10019.

ANNOUNCEMENT OF MERGER AND WITHDRAWAL OF THE BARINGTON GROUP'S SOLICITATION

     On July 7, 2003 the Company announced that it had signed a definitive merger agreement to be acquired by VF Corporation. Pursuant to the merger agreement, VF Corporation will pay Nautica shareholders $17.00 per share in cash. The Company will also pay approximately $14.6 million, net of tax, to cash out employee stock options, for a total consideration of approximately $585.6 million. In light of this development, the Company also announced that its Annual Meeting would be postponed to a later date.

     Later that same day, the stockholder group consisting of Barington Companies Equity Partners, L.P., Jewelcor Management, Inc., RCG Ambrose Master Fund, Ltd. and Ramius Securities, LLC announced that they had decided to no longer pursue their proxy solicitation in connection with the Annual Meeting.

     Your vote is important. Please take a moment to SIGN, DATE and promptly MAIL your WHITE proxy card in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank nominee or other institution, please sign, date and mail the enclosed WHITE instruction card in the postage-paid envelope provided. If you have any questions or need assistance in voting your shares, please call:

                                (MACKENZIE LOGO)

                               105 Madison Avenue
                            New York, New York 10016
                          proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                                       or
                            TOLL-FREE (800) 322-2885

                           FORWARD-LOOKING STATEMENTS

     Certain statements made in this Supplement and other written or oral statements made by or on behalf of the Company may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations of future events and are subject to a number of risks and uncertainties that may cause the Company's actual results to differ materially from those described in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These factors and uncertainties include, among others: the risk as to the success of the Company's announced merger; the risk that new businesses of the Company will not be integrated successfully; the risk that the Company will experience operational difficulties with its distribution facility; the overall level of consumer spending on apparel; dependence on sales to a limited number of large department store customers; risks related to extending credit to customers; actions of existing or new competitors and changes in economic, political or health conditions in the markets where the Company sells or sources its products, including with respect to SARS; downturn or generally reduced shopping activity caused by public safety concerns; risks associated with consolidations, restructurings and other ownership changes in the retail industry; changes in trends in the market segments in which the Company competes; risks associated with uncertainty relating to the Company's ability to launch, support and implement new product lines; effects of competition; changes in the costs of raw materials, labor and advertising; the ability to secure and protect trademarks and other intellectual property rights; risks associated with the relocation of Earl Jean, Inc.; the risk that the cost of transitioning the Nautica Europe business to licensing or other key arrangements will be more than anticipated or that the Company will not be able to negotiate acceptable terms; and, the impact that any labor disruption at the Company's ports of entry could have on timely product deliveries. These and other risks and uncertainties are disclosed from time to time in the Company's filings with the Securities and Exchange Commission, including the "Forward-Looking and Cautionary Statements" section of the Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2003, in the Company's press releases and in oral statements made by or with the approval of authorized personnel. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments.

PROXY                                                                      PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                           NAUTICA ENTERPRISES, INC.

             PROXY -- ANNUAL MEETING OF STOCKHOLDERS, JULY 21, 2003

     The undersigned hereby appoints Harvey Sanders and Wayne A. Marino, and each of them, as proxies and attorneys-in-fact of the undersigned, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Nautica Enterprises, Inc. held of record by the undersigned on May 29, 2003 at the Annual Meeting of Stockholders to be held on July 21, 2003 or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS "1" AND "2". In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                         Continued on the Reverse Side

                                              For All                   Withhold All
1.   Election of Directors Nominees:          [ ]                           [ ]
     1 Robert B. Bank                         2 David Chu
     3 Israel Rosenzweig                      4 Harvey Sanders
     5 Charles H. Scherer                     6 Steven H. Tishman
     7 John Varvatos                          8 Ronald G. Weiner
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the blank space below.

                                                                     For                 Against               Abstain
2.   Ratification of the appointment of Grant Thornton LLP           [ ]                   [ ]                   [ ]
     as independent certified public accountants for the
     Company


                                    Dated:                                   , 2003
                                            ----------------------------

                                    --------------------------------------------
                                    Title or Authority

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly


PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SHARES ARE HELD BY
JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL NAME AS SUCH. IF A
CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.